UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2011

UNITED RENTALS, INC.
UNITED RENTALS (NORTH AMERICA), INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14387	06-1522496
Delaware	001-13663	06-1493538
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Five Greenwich Office Park Greenwich, CT	06831
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 622-3131

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosure.

On March 2, 2011, United Rentals, Inc. (the “Company”) issued a press release announcing that it will participate in the ISI Industrial Conference on Tuesday, March 8, 2011, in New York City. At the conference, Michael Kneeland, chief executive officer of the Company, and William Plummer, chief financial officer of the Company, will present information regarding the Company, which may include a discussion of the Company’s business, financial performance and forward looking information. The presentation is scheduled to begin at 11:25 a.m. Eastern Standard Time.

The presentation will be broadcast live via the following link:

http://www.veracast.com/webcasts/isi/industrial2011/45105295.cfm

The archived webcast will be available for 90 days following the conference directly through the Company’s website, www.ur.com. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 7.01 of this Form 8-K and the exhibit attached hereto shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing. The disclosure in this report, including the exhibit attached hereto, of any information does not constitute an admission that such information is material.

Item 9.01.  Financial Statements and Exhibits.

99.1	Press Release of United Rentals, Inc.

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 4, 2011

UNITED RENTALS, INC.

By:   /s/ Jonathan M. Gottsegen
Name:   Jonathan M. Gottsegen
Title:   Senior Vice President,
            General Counsel and Corporate Secretary

UNITED RENTALS (NORTH AMERICA), INC.

By:   /s/ Jonathan M. Gottsegen
Name:   Jonathan M. Gottsegen
Title:   Senior Vice President,
            General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of United Rentals, Inc.